Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Consumer Direct of America (the “Company”) on Form 10-KSB/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Barron, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael A Barron	/s/ Lee Shorey

Michael A. Barron	Lee Shorey
President and Chief Executive Officer	Chief Financial Officer
May 22, 2006	May 22, 2006